1 1 January 2012 JP Morgan Healthcare Conference January 2012 JP Morgan Healthcare Conference Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, this presentation contains forward-looking statements that are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described.  All such statements have been made pursuant to the Private
Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "if," "should,"
"forecasts," “intends,” “exploring,” "expects," "plans," “appears,” “grows,” "believes," "estimates," "predicts," "potential,"
"continue" or “trends” or the negative of such terms and other comparable terminology. These statements are only predictions.
Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations;
The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar including SLE; Research and development risks, including risks associated with Questcor's work in the area of nephrotic syndrome and potential work in the area of SLE, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to operate within an industry that is highly regulated at both the Federal and state level; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; Our ability to maintain effective controls over financial reporting; The risk of product liability lawsuits; Unforeseen business interruptions; Volatility in Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2010, and other documents filed with the Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
Questcor

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $209M* in cash, debt-free
• Profitable, cash flow positive, $209M* in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Several billion dollar market opportunity
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Several billion dollar market opportunity
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Develop other on-label markets for Acthar
• Grow Acthar sales in each key market
• Develop other on-label markets for Acthar
Financials:
Financials:
* As of 01/04/12

Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Infantile Spasms (IS)
Infantile Spasms (IS)
Systemic Lupus Erythematosus
Systemic Lupus Erythematosus
Questcor Strategy - Pursue Acthar Markets

Acthar and Multiple Sclerosis (MS)
*Nickerson, et al (2011)
Neurodegenerative disorder
Acute treatment for relapses
Neurodegenerative disorder
Acute treatment for relapses
Potential
target for
43% get better or
43% get better or
much better
much better
27% get only a
27% get only a
little better
little better
30% stay the same
30% stay the same
or get worse
or get worse

Paid Rxs
Paid Rxs
MS Scripts-Record of Consistent Growth
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
Yellow numbers in the  bars show the number of MS sales
representatives making calls  for the majority of the quarter

8
15-30
reps
30-38
reps
38-77
reps
Monthly MS Scripts History
0
50
100
150
200
250
300
350
0
50
100
150
200
250
300
350
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.

•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
Acthar and Nephrotic Syndrome (NS)

Paid Rxs
Paid Rxs
NS Scripts-Strong Q4 Growth
Yellow numbers in the  bars show the number of NS sales
representatives making calls for the majority of the quarter. Q3 ‘11 included expansion and training of new sales people.
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.

11
•
FDA approval 10/15/10
•
Devastating, refractory form of childhood epilepsy
•
IS not responsive to standard anti-epileptic drugs
•
Unsuccessful treatment may leave infant with permanent
developmental disabilities
•
Considered a medical emergency
•
Ultra-rare orphan disorder
•
About half of IS patients receive Acthar via Acthar patient
support programs and Medicaid
•
FDA approval 10/15/10
•
Devastating, refractory form of childhood epilepsy
•
IS not responsive to standard anti-epileptic drugs
•
Unsuccessful treatment may leave infant with permanent
developmental disabilities
•
Considered a medical emergency
•
Ultra-rare orphan disorder
•
About half of IS patients receive Acthar via Acthar patient
support programs and Medicaid
Acthar and Infantile Spasms (IS)

•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Significant variability in quarterly Rxs
•
Q4-2011 paid Rxs above historic range
IS Scripts-Higher numbers in H2 2011

•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Multiple on-label indications for Acthar
– Exacerbations
– Maintenance therapy
– Lupus nephritis
•
Large patient population
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Multiple on-label indications for Acthar
– Exacerbations
– Maintenance therapy
– Lupus nephritis
•
Large patient population
Systemic Lupus Erythematosus (Lupus)

14 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

Q3 – 2011 Q3 – 2010
Net Sales ($M) $59.8 $31.3
Gross Margin 94% 93%
Operating Income ($M) $33.6 $16.8
Fully Diluted, GAAP EPS $0.35 $0.18
Q3-2011 Financial Results
• Third quarter vials shipped: 2,910
• Third quarter cash flow from operations: $32.6M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• No shares repurchased
• Third quarter vials shipped: 2,910
• Third quarter cash flow from operations: $32.6M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• No shares repurchased
Record Net Sales (up 91%) and Solid Earnings (EPS up 94%)
Record Net Sales (up 91%) and Solid Earnings (EPS up 94%)

16
01/04/12
Cash / ST Investments $209M*
Accounts Receivable $28M
Questcor is Cash Flow Positive
Debt-free balance sheet
Debt-free balance sheet
*After return of $78 million of cash to shareholders through share repurchases.
*After return of $78 million of cash to shareholders through share repurchases.

•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock buybacks
•
63.6 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock buybacks
•
63.6 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
Share Repurchases: 15 Million Shares
Repurchased shares  significantly improved EPS
Repurchased shares  significantly improved EPS

•
Paid Rxs (Approximate)
– MS—935-950
• October 295-300
• November 320-325
• December 320-325
– NS—140-150
– IS—120-125
•
3,360 Vials Shipped
•
Operating expenses expected to be up
20-30% from Q3-2011
•
Paid Rxs (Approximate)
– MS—935-950
• October 295-300
• November 320-325
• December 320-325
– NS—140-150
– IS—120-125
•
3,360 Vials Shipped
•
Operating expenses expected to be up
20-30% from Q3-2011
Preliminary Q4-2011 Operating Metrics

How Does Acthar Work?
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known

Generic Pathway
Requires reverse engineering
-- a difficult barrier
Must prove pharmaceutical &
biological equivalence
Immune system impact unknown
Generic Pathway
Requires reverse engineering
-- a difficult barrier
Must prove pharmaceutical &
biological equivalence
Immune system impact unknown
New Chemical Entity or
Biosimilar Pathway
Trial(s) required
Limited exclusivity
Results in duopoly
New Chemical Entity or
Biosimilar Pathway
Trial(s) required
Limited exclusivity
Results in duopoly
SUBSTITUTABILITY
SUBSTITUTABILITY
SINGLE INDICATION
COMPETITION
SINGLE INDICATION
COMPETITION
Competitive Pathways
Acthar competitive barrier similar to Premarin

21 Acthar Market Opportunity Market Rx Value Market Size MS $40-50K $1B+ NS $150-250K $1B+ IS $100-125K $100M Lupus Unknown Unknown Other Various Unknown Total $2B+

Market
Approximate
Annualized Net Sales
Run Rate*
Approximate
Annualized Level of
Business**
MS $145-160M $145-160M
NS $60-70M $100-110M
IS $40-50M $40-50M
NS Business Already Significant
Note: Figures do not based on actual net sales ranges for the quarter or year ended December 31, 2011
* Figures based on estimates of vials shipped to patients within each therapeutic area in the quarter, multiplied by 4.
** Figures represent Q4-2011 new paid prescriptions times estimated vials per script over treatment regimen, multiplied by 4.

•
Expand NS promotion effort
•
Expand MS promotion effort
•
Maintain IS promotion effort
•
Develop pilot rheumatology promotion activity
•
Develop other markets for Acthar
Acthar is its own pipeline with many other on-label indications and many possible other therapeutic uses
Further define and develop the unique characteristics of Acthar
•
No unrelated business development efforts planned
•
Expand NS promotion effort
•
Expand MS promotion effort
•
Maintain IS promotion effort
•
Develop pilot rheumatology promotion activity
•
Develop other markets for Acthar
Acthar is its own pipeline with many other on-label indications and many possible other therapeutic uses
Further define and develop the unique characteristics of Acthar
•
No unrelated business development efforts planned
Strategic Plan-
Focus on the Embedded Pipeline in Acthar

Possible Rheumatology
Possible Rheumatology
Sales Pilot
Sales Pilot
Neuro Hiring &
Neuro Hiring &
Training
Training
Neuro
Neuro
Sizing &
Sizing &
Alignment
Alignment
Neph Hiring &
Neph Hiring &
Training
Training
Neph Sizing &
Neph Sizing &
Alignment
Alignment
Sales Force Expansion-
Preliminary Outlook for 2012
Q1-12
Q1-12
Q2
Q2
Q3
Q3
Q4
Q4
Q1-13
Q1-13

Acthar has sustainable competitive
Acthar has sustainable competitive
advantages-without FDA approval risk
advantages-without FDA approval risk
Acthar is approved for 19 indications-many
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
in large markets with sizable unmet need
Sales in MS and NS are growing rapidly,
Sales in MS and NS are growing rapidly,
yet market penetration is low
yet market penetration is low
Developing new vertical market -
Developing new vertical market -
Lupus
Lupus
High margins provide good
High margins provide good
operating leverage
operating leverage
Profitable, cash flow positive, no debt
Profitable, cash flow positive, no debt
Investment Highlights

26 26 January 2012 JP Morgan Healthcare Conference NASDAQ: QCOR NASDAQ: QCOR

27 ACTH is a Melanocortin Peptide Derived from Pro-opiomelanocortin (POMC) in the Pituitary

MCR Prevalent Tissue/Cells with Receptor
MC1R
Podocytes
Renal Mesangial Cells
Endothelial Cells (Glomerular, Tubular, Vascular)
Tubular Epithelial Cells
Macrophages
Melanocytes
Immune/Inflammatory Cells
Kerantinocytes
CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MCR Prevalent Tissue/Cells with Receptor
MC3R
CNS
Macrophages
MC4R
Podocytes
Renal Mesangial Cells (?)
Endothelial Cells (Glomerular, Tubular)
Tubular Epithelial Cells
CNS
MC5R
CNS
Exocrine Glands
Lymphocytes
Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

30 MOA of Acthar in NS Adapted From Gong 2011 Acthar, Melanocortin Peptides Acthar, Melanocortin Peptides